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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                December 15, 1998
                                December 30, 1998


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                         Commission File Number 0-20872

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of Registrant as specified in its charter)




             Delaware                                   41-0518430
   (State or other Jurisdiction            (I.R.S. Employer Identification No.)
 of incorporation or organization)



             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)




                                 (303) 861-8140
              (Registrant's telephone number, including area code)


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

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 15, 1998, St. Mary Land & Exploration Company (the "Company") closed the sale of a package of non-strategic producing properties to Oneok Resources Company for a purchase price of $22.2 million. The Company received $22.1 million in cash proceeds, net of transaction costs and customary closing adjustments made to reflect post-effective date revenues and expenses. The transaction was consummated pursuant to a Purchase and Sale Agreement dated November 12, 1998, effective as of September 1, 1998. The assets sold consist of producing oil and gas wells and undeveloped leasehold acreage within eight fields located in Beckham and Roger Mills Counties, Oklahoma.

         The majority of the proceeds from this property sale were used to reduce the Company's outstanding bank debt in anticipation of re-deploying this capital in the Company's drilling, exploration and acquisition programs in 1999. $6.8 million of the proceeds were deposited into an escrow account to be used to purchase other producing properties in a tax-free exchange.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (b)  Pro forma financial information (unaudited).

         The following unaudited pro forma consolidated statements of income for the nine months ended September 30, 1998 and for the twelve months ended December 31, 1997, and the unaudited pro forma consolidated balance sheet as of September 30, 1998, adjust the historical financial information of the Company for the sale of properties to Oneok Resources Company. The unaudited pro forma consolidated statements of income for the nine months ended September 30, 1998 and for the twelve months ended December 31, 1997 were prepared as if the sale transaction was consummated on January 1, 1998 and January 1, 1997, respectively. The unaudited pro forma consolidated balance sheet as of September 30, 1998 was prepared as if the sale was consummated on September 30, 1998. The pro forma adjustments are based on estimates and assumptions explained in the accompanying notes to the pro forma consolidated financial statements.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the related historical financial statements and related notes, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1998.

         The pro forma information presented is not necessarily indicative of the results that would have actually occurred had the transaction been consummated on the dates or for the periods indicated, or which may occur in the future.

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                      (In thousands, except share amounts)
                                                                                                    Pro Forma
                                                                                 Historical        Adjustments         Pro Forma
                                                                                ------------       ------------       ------------
                                     ASSETS

Current assets:
     Cash and cash equivalents                                                   $    3,109                            $    3,109
     Accounts receivable                                                             18,492                                18,492
     Prepaid expenses and other                                                       1,123                                 1,123
                                                                                ------------       ------------       ------------
          Total current assets                                                       22,724                                22,724
                                                                                ------------       ------------       ------------

Property and equipment (successful efforts method), at cost:
     Proved oil and gas properties                                                  275,911          $ (32,269) (A)       243,642
     Restricted cash                                                                      -              6,760  (A)         6,760
     Unproved oil and gas properties, net of impairment
          allowance of $5,168                                                        25,825               (526) (A)        25,299
     Other                                                                            3,735                                 3,735
                                                                                ------------       ------------       ------------
                                                                                    305,471            (26,035)           279,436
     Less accumulated depletion, depreciation, amortization and impairment         (138,540)            17,445  (A)      (121,095)
                                                                                ------------       ------------       ------------
                                                                                    166,931             (8,590)           158,341
                                                                                ------------       ------------       ------------
Other assets:
     Khanty Mansiysk Oil Corporation receivable and stock                             6,839                                 6,839
     Summo Minerals Corporation investment and receivable                             6,781                                 6,781
     Other assets                                                                     3,449               (388) (A)         3,061
                                                                                ------------       ------------       ------------
                                                                                     17,069               (388)            16,681
                                                                                ------------       ------------       ------------
                                                                                 $  206,724         $   (8,978)        $  197,746
                                                                                ============       ============       ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses                                       $   17,371                            $   17,371
     Current portion of stock appreciation rights                                       358                                   358
                                                                                ------------       ------------       ------------
          Total current liabilities                                                  17,729                                17,729

Long-term liabilities:
     Long-term debt                                                                  32,615            (15,357) (A)        17,258
     Deferred income taxes                                                           14,496              2,424  (A)        16,920
     Stock appreciation rights                                                          696                                   696
     Other noncurrent liabilities                                                     1,093                                 1,093
                                                                                ------------       ------------       ------------
                                                                                     48,900            (12,933)            35,967
                                                                                ------------       ------------       ------------

Stockholders' equity:
     Common stock, $.01 par value: authorized - 50,000,000 shares;
          issued and outstanding - 10,992,447 shares                                    110                                   110
     Additional paid-in capital                                                      67,761                                67,761
     Treasury stock - 147,800, at cost                                               (2,469)                               (2,469)
     Retained earnings                                                               74,693              3,955  (A)        78,648
                                                                                ------------       ------------       ------------
          Total stockholders' equity                                                140,095              3,955            144,050
                                                                                ------------       ------------       ------------
                                                                                 $  206,724         $   (8,978)        $  197,746
                                                                                ============       ============       ============

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.


              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (In thousands, except per share amounts)
                                                                                                    Pro Forma
                                                                                 Historical        Adjustments        Pro Forma
                                                                                ------------       ------------      ------------
Operating revenues:
     Oil and gas production                                                      $   55,903         $   (4,680) (B)   $   51,223
     Gain (loss) on sale of proved properties                                           (14)                                 (14)
     Other revenues                                                                     271                                  271
                                                                                ------------       ------------      ------------
          Total operating revenues                                                   56,160             (4,680)           51,480
                                                                                ------------       ------------      ------------

Operating expenses:
     Oil and gas production                                                          12,579               (710) (B)       11,869
     Depletion, depreciation and amortization                                        17,507             (2,080) (B)       15,427
     Impairment of proved properties                                                  8,217                                8,217
     Exploration                                                                      9,397                                9,397
     Abandonment and impairment of unproved properties                                3,077                                3,077
     General and administrative                                                       5,669                                5,669
     Writedown of Russian convertible receivable                                      4,553                                4,553
     Loss in equity investees                                                           612                                  612
     Other                                                                              105                                  105
                                                                                ------------       ------------      ------------
          Total operating expenses                                                   61,716             (2,790)           58,926

Income from operations                                                               (5,556)            (1,890)           (7,446)

Nonoperating income and (expense):
     Interest income                                                                    576                139  (C)          715
     Interest expense                                                                (1,129)               653  (C)         (476)
                                                                                ------------       ------------      ------------

Loss before income taxes                                                             (6,109)            (1,098)           (7,207)
Income tax benefit                                                                   (2,088)              (417) (D)       (2,505)
                                                                                ------------       ------------      ------------

Loss from continuing operations                                                      (4,021)              (681)           (4,702)
Gain on sale of discontinued operations, net of taxes                                    34                                   34
                                                                                ------------       ------------      ------------
Net loss                                                                         $   (3,987)        $     (681)       $   (4,668)
                                                                                ============       ============      ============


Basic earnings per common share:
     Loss from continuing operations                                             $    (0.37)                          $    (0.43)
     Gain on sale of discontinued operations                                              -                                    -
                                                                                ------------                         ------------
Basic net loss per common share                                                  $    (0.37)                          $    (0.43)
                                                                                ============                         ============

Diluted earnings per common share:
     Loss from continuing operations                                             $    (0.37)                          $    (0.43)
     Gain on sale of discontinued operations                                              -                                    -
                                                                                ------------                         ------------
Diluted net loss per common share                                                $    (0.37)                          $    (0.43)
                                                                                ============                         ============

Basic weighted average common shares outstanding                                     10,968                               10,968
                                                                                ============                         ============
Diluted weighted average common shares outstanding                                   10,968                               10,968
                                                                                ============                         ============

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.




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

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                    (In thousands, except per share amounts)
                                                                                                     Pro Forma
                                                                                 Historical         Adjustments         Pro Forma
                                                                                ------------       -------------      -------------
Operating revenues:
     Oil and gas production                                                      $   75,764         $    (9,002) (E)   $    66,762
     Gain on sale of Russian joint venture                                            9,671                                  9,671
     Gain (loss) on sale of proved properties                                         4,220                                  4,220
     Other revenues                                                                   1,391                                  1,391
                                                                                ------------       -------------      -------------
          Total operating revenues                                                   91,046              (9,002)            82,044
                                                                                ------------       -------------      -------------

Operating expenses:
     Oil and gas production                                                          15,258              (1,149) (E)        14,109
     Depletion, depreciation and amortization                                        18,366              (2,603) (E)        15,763
     Impairment of proved properties                                                  5,202                (146) (E)         5,056
     Exploration                                                                      6,847                                  6,847
     Abandonment and impairment of unproved properties                                2,077                                  2,077
     General and administrative                                                       7,645                                  7,645
     Loss in equity investees                                                           325                                    325
     Other                                                                              281                                    281
                                                                                ------------       -------------      -------------
          Total operating expenses                                                   56,001              (3,898)            52,103

Income from operations                                                               35,045              (5,104)            29,941

Nonoperating income and (expense):
     Interest income                                                                  1,043                 505  (F)         1,548
     Interest expense                                                                (1,142)                334  (F)          (808)
                                                                                ------------       -------------      -------------

Income before income taxes                                                           34,946              (4,265)            30,681
Income tax expense (benefit)                                                         12,325              (1,663) (G)        10,662
                                                                                ------------       -------------      -------------

Income from continuing operations                                                    22,621              (2,602)            20,019
Gain on sale of discontinued operations, net of taxes                                   488                                    488
                                                                                ------------       -------------      -------------

Net income                                                                       $   23,109         $    (2,602)       $    20,507
                                                                                ============       =============      =============


Basic earnings per common share:
     Income from continuing operations                                           $     2.13                            $      1.89
     Gain on sale of discontinued operations                                           0.05                                   0.05
                                                                                ------------                          -------------
Basic net income per common share                                                $     2.18                            $      1.94
                                                                                ============                          =============

Diluted earnings per common share:
     Income from continuing operations                                           $     2.10                            $      1.86
     Gain on sale of discontinued operations                                           0.05                                   0.05
                                                                                ------------                          -------------
Diluted net income per common share                                              $     2.15                            $      1.91
                                                                                ============                          =============

Basic weighted average common shares outstanding                                     10,620                                 10,620
                                                                                ============                          =============
Diluted weighted average common shares outstanding                                   10,753                                 10,753
                                                                                ============                          =============


The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.




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

EXHIBIT 10.56


              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The pro forma consolidated financial statements reflect the adjustments described below:

Consolidated balance sheet

         (A) To reflect the sale of the producing oil and gas wells and undeveloped leasehold acreage properties and the application of the cash proceeds. $6.8 million of sale proceeds were deposited into an escrow account to be used to purchase producing oil and gas properties in a tax-free exchange. These proceeds are reflected as restricted cash in property and equipment in the accompanying unaudited pro forma consolidated balance sheet. The remainder of the sale proceeds is reflected as a reduction of long-term debt. A pre-tax gain on the sale of $6.4 million is recognized, as well as a $2.4 million provision for deferred income taxes.

Consolidated income statements

         The pro forma adjustments to the unaudited consolidated statements of income for the nine months ended September 30, 1998 and for the twelve months ended December 31, 1997 eliminate revenues, production expenses, accumulated depletion, depreciation and amortization ("DD&A") and impairment associated with the properties sold for the respective periods. Pro forma adjustments to interest expense and interest income reflect the estimated effect of reduction of the Company's long-term debt and the investment of residual cash until utilized.

         (B) Eliminates oil and gas revenues, related production expenses and DD&A directly attributable to the properties sold for the nine months ended September 30, 1998.

         (C) Adjusts interest expense for the nine months ended September 30, 1998 to reflect elimination of long-term debt using a portion of the sale proceeds at the beginning of the period. Adjusts interest income to reflect estimated interest earned on residual cash, after elimination of long-term debt, using an estimated US Treasury interest rate.

         (D) Reflects adjustment of the provision for income taxes for the nine months ended September 30, 1998, resulting from the pro forma adjustments to loss before income taxes for such period.

         (E) Eliminates oil and gas revenues, related production expenses, DD&A and impairment directly attributable to the properties sold for the twelve months ended December 31, 1997.

         (F) Adjusts interest expense for the twelve months ended December 31, 1997 to reflect reduction of long-term debt using all of the sale proceeds at the beginning of the period. Adjusts interest income to reflect estimated interest earned on residual cash, after reduction of long-term debt, using an estimated US Treasury interest rate.

         (G) Reflects adjustment of the provision for income taxes for the twelve months ended December 31, 1997, resulting from the pro forma adjustments to income before income taxes for such period.

    (c) Exhibits.

          Exhibit 10.53 - Purchase and Sale Agreement dated November 12, 1998 between Oneok Resources Company (buyer) and Kent J. Harrell, Ralph H.
          Smith,   Ronald  D.  Boone,   Ronald  E.  Hornig,   England  Resources
          Corporation and the Registrant (collectively, the sellers).

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       St. Mary Land & Exploration Company



December 30, 1998                    By  /s/  MARK A. HELLERSTEIN
                                         -----------------------------------
                                         Mark A. Hellerstein
                                         President and Chief Executive Officer


December 30, 1998                    By  /s/  DAVID L. HENRY
                                         ---------------------------------
                                         David L. Henry
                                         Vice President - Finance and
                                         Chief Financial Officer